Exhibit 10.11

May 13, 2008

Ms. Tina Vidal

Chief Executive Officer

PACER LOGISTICS, LLC

7759 NW 146th Street,

Miami Lakes, Florida 33016

Re:	Letter Agreement – Assumption of Obligations

Dear Ms. Vidal:

Reference is hereby made to that certain Strict Foreclosure and Transfer of Assets Agreement dated as of May 13, 2008 (the “Agreement”) by and between Pacer Logistics, LLC, a Florida limited liability company (“Pacer”), Cargo Connection Logistics Holding, Inc., a Florida corporation (“Cargo”), Cargo Connection Logistics Corp., a Delaware corporation (“Cargo Connection”).

In connection with the Agreement, and in consideration for the transfer and conveyance of the Foreclosed Collateral (as that term is defined in the Agreement) to Pacer by Cargo Connection, Cargo and Cargo International, Pacer hereby agrees that upon the effectiveness of the foreclosure of the assets of Cargo Connection by Pacer (the “Effective Date”), Pacer shall assume the following liabilities of Cargo, Cargo Connection and Cargo Connection Logistics-International, Inc. (“Cargo-International”), and shall use its best efforts to cause Cargo, Cargo Connection, Cargo International and respective directors, officers and employees thereof (including Jesse Dobrinsky, Scott Goodman and John Udell), each of which shall be a third party beneficiary hereof, to be released from any and all liabilities arising from or relating to, and to have any collateral provided thereby in connection therewith released: (i) the obligations to HSBC in connection with the loan dated March 11, 2004 to Cargo International, including in connection with all collateral provided in connection therewith; (ii) the obligations pursuant to the SBA loan made in May 2003; (iii) the obligations to Wells Fargo Business Credit pursuant to that certain Account Transfer Agreement dated November 20, 2007, as amended, and all related documents;

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Cargo Connection Logistics 600 Bayview Avenue Inwood, NY 11096 Tel: 800-747-0200

Sincerely,

CARGO CONNECTION LOGISTICS HOLDING, INC.

By:	/s/ Scott Goodman
Scott Goodman, Chief Financial Officer

CARGO CONNECTION LOGISTICS CORP.

By:	/s/ Scott Goodman
Scott Goodman, Vice President

Accepted and agreed as of
the date first above written:

PACER LOGISTICS, LLC

By:	/s/ Tina Vidal
Tina Vidal, Chief Executive Officer

Re:	Letter Agreement – Assumption of Obligations

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Cargo Connection Logistics 600 Bayview Avenue Inwood, NY 11096 Tel: 800-747-0200